UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): July 19, 2016

Griffin-American Healthcare REIT IV, Inc.
(Exact name of registrant as specified in its charter)

Maryland	333-205960 (1933 Act)	47-2887436
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

18191 Von Karman Avenue, Suite 300 Irvine, California		92612
(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code: (949) 270-9200
Not Applicable
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

Rochester Hills Medical Office Building

As previously reported in our Current Report on Form 8-K filed on June 23, 2016, we, through GAHC4 Rochester Hills MI MOB, LLC, our wholly owned subsidiary, entered into a Real Estate Purchase Agreement and Escrow Instructions, or the Rochester Hills Purchase Agreement, with 6700 N. Rochester, LLC, or Rochester Hills seller, and Chicago Title Insurance Company, as escrow agent, for the purchase of Rochester Hills MOB, located in Rochester Hills, Michigan, for a purchase price of $8,300,000, plus closing costs.

On July 19, 2016, we entered into a First Amendment to Real Estate Purchase Agreement and Escrow Instructions, or the Rochester Hills First Amendment, with Rochester Hills seller and Chicago Title Insurance Company. The material terms of the Rochester Hills First Amendment provide for: (i) an extension of the Due Diligence Period, as defined in the Rochester Hills Purchase Agreement, to 6:00 p.m. Eastern Standard Time on Wednesday, August 10, 2016, with all rights under Article 3 of the Rochester Hills Purchase Agreement available to us; and (ii) an agreement between Rochester Hills seller and us whereby a Buyer’s Title Defect Notice, as defined in the Rochester Hills Purchase Agreement, shall be noticed to Rochester Hills seller in writing by no later than Tuesday, August 2, 2016.

Pottsville Medical Office Building

On July 21, 2016, we, through GAHC4 Pottsville PA MOB, LLC, our wholly owned subsidiary, entered into a Real Estate Purchase Agreement and Escrow Instructions, or the Pottsville Purchase Agreement, with Norwegian Real Estate Limited Partnership, or Pottsville seller, Norwegian General[,] Inc., as Pottsville seller’s general partner and guarantor, and First American Title Insurance Company, as escrow agent, for the purchase of Pottsville MOB, an approximately 36,000-square-foot medical office building located in Pottsville, Pennsylvania, for a purchase price of $9,150,000, plus closing costs. Pottsville MOB is currently 100 percent leased to six tenants, the largest of which are Integrated Medical Group, PC, Schuylkill Endoscopy Center, LLC and Schuylkill Open MRI, Inc. Medical services provided at Pottsville MOB include cardiology, endoscopy, gastroenterology, orthopaedics, neurology, surgery and urology. We are not affiliated with Pottsville seller, Norwegian General[,] Inc. or First American Title Insurance Company.

The material terms of the Pottsville Purchase Agreement include: (i) a due diligence period of 30 days from the later of the effective date of the Pottsville Purchase Agreement or the receipt of all property information; (ii) a deposit of $250,000 due within three business days after the effective date of the Pottsville Purchase Agreement, which shall be applied to the purchase price and is nonrefundable except in limited circumstances, such as Pottsville seller’s breach of the Pottsville Purchase Agreement, failure of a representation or warranty made by Pottsville seller to be true and correct as of the closing or failure to meet a condition precedent; (iii) a closing date within 15 days following the expiration of the due diligence period; (iv) a right to terminate the Pottsville Purchase Agreement, in our sole discretion, by delivering timely notice to Pottsville seller on or prior to the last day of the due diligence period; (v) in the event that Pottsville seller is in default, the right for us to either proceed to closing with no reduction in the purchase price and seek specific performance, or terminate the Pottsville Purchase Agreement and recover the full deposit and receive reimbursement of out-of-pocket costs up to $100,000; (vi) Norwegian General[,] Inc.’s guaranty of Pottsville seller’s compliance with all of Pottsville seller’s obligations in the Pottsville Purchase Agreement and documents to be signed at closing; and (vii) a provision whereby First American Title Insurance Company shall hold back the sum of $300,000 from the purchase price proceeds to be placed in escrow for a period beginning on the closing date and expiring on the date that is nine months after the closing date, which funds shall be held as security for Pottsville seller’s indemnity obligations under the Pottsville Purchase Agreement. The Pottsville Purchase Agreement also contains additional covenants, representations and warranties that are customary of real estate purchase and sale agreements.

We intend to finance the acquisition of Pottsville MOB from funds raised through our initial public offering. We also anticipate paying an acquisition fee based on the purchase price of the property to our advisor in connection with the acquisition of such property, as described in the prospectus for our initial public offering. We anticipate closing this acquisition in the third quarter of 2016; however, we can give no assurance that the closing will occur within this timeframe, or at all. The potential acquisition of Pottsville MOB is subject to substantial conditions to closing.

The material terms of the amendment and agreement discussed above are qualified in their entirety by the Rochester Hills First Amendment and the Pottsville Purchase Agreement attached as Exhibits 10.1 and 10.2, respectively, to this Current Report on Form 8-K and incorporated herein by reference.

Item 8.01 Other Events.

On July 22, 2016, American Healthcare Investors, LLC, one of our co-sponsors and the managing member of our advisor, issued a press release announcing our entry into the Pottsville Purchase Agreement. A copy of the press release, which is hereby incorporated into this filing in its entirety, is attached to this Current Report on Form 8-K as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

10.1
First Amendment to Real Estate Purchase Agreement and Escrow Instructions by and between 6700 N. Rochester, LLC, GAHC4 Rochester Hills MI MOB, LLC and Chicago Title Insurance Company, dated July 19, 2016

10.2
Real Estate Purchase Agreement and Escrow Instructions by and between Norwegian Real Estate Limited Partnership, Norwegian General[,] Inc., GAHC4 Pottsville PA MOB, LLC and First American Title Insurance Company, dated July 21, 2016

99.1	American Healthcare Investors, LLC Press Release, dated July 22, 2016

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Griffin-American Healthcare REIT IV, Inc.

July 22, 2016	By: /s/ Jeffrey T. Hanson
Name: Jeffrey T. Hanson
Title: Chief Executive Officer

Exhibit Index

Exhibit No.	Description

10.1
First Amendment to Real Estate Purchase Agreement and Escrow Instructions by and between 6700 N. Rochester, LLC, GAHC4 Rochester Hills MI MOB, LLC and Chicago Title Insurance Company, dated July 19, 2016

10.2
Real Estate Purchase Agreement and Escrow Instructions by and between Norwegian Real Estate Limited Partnership, Norwegian General[,] Inc., GAHC4 Pottsville PA MOB, LLC and First American Title Insurance Company, dated July 21, 2016

99.1	American Healthcare Investors, LLC Press Release, dated July 22, 2016